Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Dicut, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Transition Report on Form 10-KSB for the nine months ended December 31, 2002 (the "Form 10-KSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2003



/s/ Raj Kalra
Raj Kalra, Chief Executive Officer


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Dicut, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Transition Report on Form 10-KSB for the nine months ended December 31, 2002 (the "Form 10-KSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2003



/s/ Pierre Quilliam
Pierre Quilliam, Chief Financial Officer